UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2013

ADGS ADVISORY, INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-34274

Delaware	42-1743717
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Units 2611-13A, 26/F
113 Argyle Street, Mongkok
Kowloon, Hong Kong, SAR	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 2374-0002

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 23, 2013, we filed a Current Report on Form 8-K to report the acquisition of all of the issued and outstanding shares of TH Strategic Management Limited, a Hong Kong corporation (the “Original 8-K Report”).  This Amendment No. 1 to the Original 8-K Report is being filed solely to amend and supplement Item 9.01 of the Original 8-K Report to include the financial statements and pro-forma financial information required by Item 9.01 of Form 8-K, which were not filed with the Original 8-K Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Filed herewith as Exhibit 99.2 to this report and incorporated herein by reference are the financial statements required by this item.

(b)	Pro Forma Financial Information

Filed herewith as Exhibit 99.3 to this report and incorporated herein by reference are the unaudited pro-forma financial information required by this item.

(d)	Exhibits

99.2*	Financial statements of TH Strategic Management Limited for the years ended August 31, 2013 and 2012 (audited)

99.3*	Unaudited pro forma consolidated financial information
__________________
*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADGS ADVISORY, INC.
(Registrant)

Dated: January 6, 2014	By:	/s/ Li Lai Ying
Li Lai Ying
Chief Executive Officer